SecureDesigns Variable Annuity	Issued by:	Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001

Supplement Dated January 31, 2006,

To Prospectus Dated May 1, 2005

The “Variation in Charges” Section of the Prospectus is deleted in its entirety and replaced with the following:

Variations in Charges — The Company may reduce or waive the amount of the contingent deferred sales charge and certain other charges for a Contract where the expenses associated with the sale of the Contract or the administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of the initial Purchase Payment or projected Purchase Payments or the Contract is sold in connection with a group or sponsored arrangement. The Company will make available the 0-Year Alternate Withdrawal Charge Rider at no charge and the 3% Extra Credit Rider at a reduced annual charge of 0.25% in connection with a Contract sold by a registered representative of Investment Advisors & Consultants, Inc.; provided that the Owner has also engaged Investment Advisors Asset Management, LLC to provide discretionary asset management services in connection with their Contract Value and so indicates in a letter of instruction that accompanies the Contract application. The Company will not pay Investment Advisors & Consultants, Inc. any commissions in connection with sales of the Contract on this basis. Please contact the Company with any questions concerning variations in charges.

Please Retain This Supplement For Future Reference